Exhibit 10.4

AMENDMENT NO. 7 TO CREDIT AGREEMENT

This AMENDMENT NO. 7 TO CREDIT AGREEMENT (this “Amendment”) is dated as of June 6, 2007 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (“ITG”), the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

RECITALS:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to a limited waiver and amendment to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Amendment to Section 1.8(c). Section 1.8(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Issuance of Securities/Indebtedness. Immediately upon the receipt by ITG, or any Holding Company of ITG or BST, of the Net Issuance Proceeds of:

(i) the issuance of Stock or Stock Equivalents (including any capital contribution but excluding (1) any Net Issuance Proceeds from Excluded Equity Issuances and (2) an amount of proceeds from the issuances of Stock by ITG or any Holding Company of ITG or BST pursuant to a Qualified Issuance up to the lesser of (x) $15,000,000, and (y) an amount equal to 50% of the accrued and unpaid interest (including any PIK interest) with respect to the 18% Senior Note Subordinated Indebtedness, so long as in the case of this subclause (2), such amount is used to repay the accrued and unpaid interest (including any PIK interest) with respect to the 18% Senior Note Subordinated Indebtedness); or (ii) Holdco Debt (other than the 18% Senior Note Subordinated Indebtedness), then, in each case, the Borrowers shall deliver, or cause to be delivered, to the Agent an amount equal to the Relative Commitment Factor as of such date multiplied by such Net Issuance Proceeds in each case for application to the Loans in accordance with subsection 1.8(d); provided, however, that to the extent that there are Net Issuance Proceeds remaining as described in this clause (c) after application to the Loans in accordance with subsection 1.8(d), such amounts shall be applied first to outstanding Indebtedness existing under the Mexican Facility and second to outstanding Indebtedness existing under the BST Facility.”

2 Amendment to Section 5.1. Section 5.1 of the Credit Agreement is hereby amended by deleting the word “and” at the end of subsection (t) thereof, replacing the “.” at the end of subsection (u) thereof with “; and” and adding a new subsection (v) as follows:

“(v) The Lien on the Stock of BST US Holdings, Inc. and the proceeds thereof consisting of the pledge thereof to the holders of the 18% Senior Note Subordinated Indebtedness or an agent acting on their behalf.”

3 Amendment to Section 5.5(h). Section 5.5(h) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(h) (i) Subordinated Indebtedness (other than the 18% Senior Note Subordinated Indebtedness) in an aggregate amount not to exceed the US Dollar Equivalent of $25,000,000, (ii) the 18% Senior Note Subordinated Indebtedness and (iii) WLR Subordinated Indebtedness;”

4 Amendment to Section 4.2. Section 4.2 of the Credit Agreement is hereby amended by adding the following clause (q) as the last clause thereof:

“(q) commencing on and after the effective date of Amendment No. 7 to this Agreement, ITG shall provide segment sales and operating income (loss) as part of the financial statements required to be delivered pursuant to Section 4.1(a) and (b) above, including Excluded Subsidiaries, but excluding the BST Group.”

5 Amendment to Section 5.9. Section 5.9 of the Credit Agreement is hereby amended by adding the following as clause (l) thereof and relettering the existing clause (l) as clause (m):

“(l) Without duplication of clause (g) above, Contingent Obligations supporting obligations of Excluded Subsidiaries (provided however, that any such Contingent Obligation supporting any obligation of an Excluded Subsidiary (other than any member of the BST Group) shall be subject to the limitations set forth in Section 5.4(a)); and”

6 Amendments to Section 5.11.

(a) Section 5.11(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(d) the Credit Parties may pay, as and when due and payable, regularly scheduled payments of interest only at the non-default rate on Subordinated Indebtedness (other than the 18% Senior Note Subordinated Indebtedness), subject to the terms of the subordination provisions applicable thereto; and”

(b) Section 5.11 of the Credit Agreement is hereby amended deleting the word “and” at the end of clause (c) and by adding the following subsection (e) thereto:

“(e) with respect to the 18% Senior Note Subordinated Indebtedness, the Credit Parties may make Permitted Subordinated Debt Payments.”

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7 Amendment to Section 7.1(e). Section 7.1(e) of the Credit Agreement is hereby amended by deleting the word “or” at the end of subsection (e) thereof, and adding the following proviso at the end of such section:

“; provided that, with respect to any default under the 18% Senior Note Documents resulting from any action or omission by any Excluded Subsidiary, such default shall result in an Event of Default under this Agreement only to the extent that (x) the 18% Senior Note Subordinated Indebtedness is accelerated by the holders of such Indebtedness, or (y) the holders of the 18% Senior Note Subordinated Indebtedness deliver a Subordinated Debt Default Notice to the Agent that triggers the commencement of the 120 day period described in Section 2.4 of the Subordinated and Intercreditor dated as of June 6, 2007, by and among the holders of the 18% Senior Note Subordinated Indebtedness, ITG and the Agent; or”

8 Amendment to Section 7.1(m). Section 7.1(m) of the Credit Agreement is hereby amended by adding the following provision at the end of such section “or (iii) a “Change of Control” as defined in the 18% Senior Note Documents shall occur.”

9 Amendment to Section 11.1. Section 11.1 of the Credit Agreement is hereby amended as follows:

(i) the following defined terms are hereby added to Section 11.1 in the proper alphabetical order:

“18% Senior Note Subordinated Indebtedness” means Subordinated Indebtedness incurred pursuant to the 18% Senior Note Documents in the initial principal amount of $80,000,000.”

“18% Senior Note Documents” means (i) the Senior Subordinated Note Purchase Agreement, dated as of the date of Amendment No. 7 to this Agreement (“Senior Note Purchase Agreement”) among ITG and the purchasers set forth therein (the “Senior Note Purchasers”), (ii) the $80,000,000 aggregate principal amount of 18.00% Senior Subordinated Notes due 2011 issued to the Senior Note Purchasers on the date of Amendment No. 7 to this Agreement (such notes, the “Initial Notes”), any “PIK Notes” (as defined in the Initial Notes) and any such notes issued in substitution for the Initial Notes pursuant to Section 14 of the Senior Note Purchase Agreement; and (iii) the pledge agreement dated as of the date of Amendment No. 7 to this Agreement made by ITG in favor of the Senior Note Purchasers.”

“Permitted Subordinated Debt Payments” shall have the meaning ascribed thereto in the form of Subordination and Intercreditor Agreement attached as Exhibit A to Amendment No. 7 to this Agreement.

“Permitted Proceeds” means any proceed received by any holder of the 18% Senior Note Subordinated Indebtedness from the equity interests of BST US Holdings, Inc.”

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“Qualified Issuance” means an offering or series of offerings of stock of ITG or any Holding Company pursuant to a registration statement under the Securities Act of 1933, which stock is listed on the New York Stock Exchange or NASDAQ and the incurrence of additional non-revolving Indebtedness by ITG permitted by the terms hereof or otherwise consented to by Required Lenders, which, collectively, result in gross proceeds of at least $175,000,000.

“Subordinated Debt Costs and Expenses” means reasonable out-of-pocket costs and expenses payable by ITG to the holders of the 18% Senior Note Subordinated Indebtedness pursuant to the terms of the 18% Senior Note Documents as in effect on the date of this Agreement or as modified in accordance with the terms of this Agreement.”

10 Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a) the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b) upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

11 Conditions to Effectiveness. This Amendment shall be effective on the date when each of the following conditions have been met:

(a) this Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party party hereto, Agent and the Required Lenders;

(b) the Subordination and Intercreditor Agreement with respect to the 18% Senior Note Subordinated Indebtedness, substantially in the form attached hereto as Exhibit A, shall have been executed and delivered by each of the parties thereto; and

(c) receipt by Agent of a fully executed copy of an amendment to the BST Facility on terms substantially similar to the terms of this Amendment and in form and substance satisfactory to Agent.

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12 Miscellaneous.

12.1 Effect; Ratification.

(a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Each Credit Party acknowledges and agrees that the amendments and waivers set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

12.2 Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

12.3 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

12.4 Loan Document. This Amendment shall constitute a Loan Document.

12.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC.
ITG HOLDINGS, INC.
BURLINGTON INDUSTRIES LLC
CONE JACQUARDS LLC
CONE DENIM LLC
CARLISLE FINISHING LLC

By:	/s/ Karyl P. McClusky
Name:	Karyl P. McClusky
Title:	Vice President and Treasurer of each of the entities listed above

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.
SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.
AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	President of each of the entities listed above

[Signature Page to Amendment No. 7 to Credit Agreement]

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.
BURLINGTON APPAREL SERVICES COMPANY
BURLINGTON INDUSTRIES V, LLC
BWW CT, INC.
CLIFFSIDE DENIM LLC
CONE ADMINISTRATIVE AND SALES LLC
CONE INTERNATIONAL HOLDINGS II, INC.
INTERNATIONAL TEXTILE GROUP ACQUISITION GROUP LLC
BI PROPERTIES I, INC.
BURLINGTON INTERNATIONAL SERVICES COMPANY
BURLINGTON INDUSTRIES IV, LLC
BURLINGTON WORLDWIDE INC.
BILLC ACQUISITION LLC
CONE DENIM WHITE OAK LLC
CONE INTERNATIONAL HOLDINGS, INC.
CONE ACQUISITION LLC
WLR CONE MILLS IP, INC.

By:	/s/ Karyl P. McClusky
Name:	Karyl P. McClusky
Title:	Vice President and Treasurer of each of the entities listed above

VALENTEC WELLS, LLC
ASCI HOLDINGS GERMANY (DE), INC.
ASCI HOLDINGS ASIA PACIFIC (DE), LLC
ASCI HOLDINGS CZECH (DE), INC.
ASCI HOLDINGS U.K. (DE), INC.
ASCI HOLDINGS MEXICO (DE), INC.

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	President of each of the entities listed above

[Signature Page to Amendment No. 7 to Credit Agreement]

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GMBH & CO. KG

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	Authorized Person

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL VERWALTUNGS GMBH

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	Authorized Person

[Signature Page to Amendment No. 7 to Credit Agreement]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:	/s/
Title:	Its Duly Authorized Signatory

[Signature Page to Amendment No. 7 to Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Director

[Signature Page to Amendment No. 7 to Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/

Name:
Title:

[Signature Page to Amendment No. 7 to Credit Agreement]

THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

By:	/s/
Name:
Title:

[Signature Page to Amendment No. 7 to Credit Agreement]

BANK OF AMERICA, NA, as a Lender

By:	/s/

Name:
Title:

[Signature Page to Amendment No. 7 to Credit Agreement]

WELLS FARGO FOOTHILL LLC, as a Lender

By:	/s/

Name:
Title:

[Signature Page to Amendment No. 7 to Credit Agreement]